AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 23, 1996
                                                        REGISTRATION NO. 333-



                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                                __________________

                                   FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER
                           THE SECURITIES ACT OF 1933


                               VALUE HEALTH, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                    06-1194838
   (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                     Identification Number)


                               22 WATERVILLE ROAD
                             AVON, CONNECTICUT 06001

             (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                      VALUE HEALTH, INC. RETIREMENT SAVINGS PLAN

                              (Full Title of the Plan)



                                 PAUL M. FINIGAN

                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL

                                 VALUE HEALTH, INC.

                                 22 WATERVILLE ROAD

                               AVON, CONNECTICUT 06001

                                    (860) 678-3400

         (Telephone number, including area code, of agent for service)




        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement when warranted by market conditions and other factors.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ X ]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the
        same offering.  [   ]

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the Prospectus is expected to be made pursuant to Rule
        434, please check the following box.  [   ]



                                  CALCULATION OF REGISTRATION FEE

Title of Securities to be         |Amount to be      |Proposed Maximum Offering   |Proposed Maximum Aggregate       Amount of
Registered(1)                     | Registered       |   Price Per Unit(2)        |    Offering Price(2)        Registration Fee
|Common Stock, without par        |300,000 shares    |        $15.175             |       $4,552,500            |   $1,569.83
|value                            |                  |                            |                             |


(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated pursuant to subsections (c) and (h) of Rule 457 under the Securities Act of 1933 as the estimated number of shares of Common Stock without par value of Value Health, Inc. to be purchased by the Value Health, Inc. Retirement Savings Plan (the "Plan") over a five-year period with employee and employer contributions, which shares may be acquired by participants in the Plan. For purposes of Rule 457(c), the date specified for determining the average of the high and low prices reported in the consolidated reporting system is August 19, 1996.



                                         PART II

                INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


     This Registration Statement relates to participation interests in the Value Health, Inc. Retirement Savings Plan (the "Plan") and to shares of common stock, without par value ("Common Stock") of Value Health, Inc. (the "Company") offered pursuant to the Plan.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed with the Securities and Exchange Commission are incorporated herein by reference:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act");

     (b) The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996; and

     (c) The description of the Company's Common Stock which is contained in its registration statements filed under the 1934 Act, and any amendment or report filed under the 1934 Act for the purpose of updating such description.

     All documents subsequently filed by the Company and the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

     This Item is not applicable to the securities to be registered hereby.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     The consolidated financial statements and schedules of the Company as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, incorporated by reference in this Prospectus, have been audited by Coopers & Lybrand LLP, independent accountants (except for the financial statements of Diagnostek, Inc. as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 and Preferred Health Care Ltd. for the year ended December 31, 1993 which are included in such consolidated financial statements), as set forth in the 1995 Annual Report to stockholders and Form 10-K of the Company included therein and incorporated herein by reference. Such consolidated financial statements and schedules have been incorporated herein by reference in reliance upon said report given upon the authority of said firms as experts in accounting and auditing.

     The financial statements of Diagnostek, Inc. as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993, have been audited by KPMG Peat Marwick LLP, independent accountants, as set forth in their report included on Form 10-K and incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon said report given upon the authority of said firm as experts in accounting and auditing.

     The financial statements of Preferred Health Care Ltd. for the year ended December 31, 1993, have been audited by Deloitte & Touche LLP, independent accountants, as set forth in their report included on Form 10-K and incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon said report given upon the authority of said firm as experts in accounting and auditing.



ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The information required by this item is contained in Item 15 of the Company's Statement on Form S-3 (No. 333-822) and is incorporated herein by reference and made a part hereof.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     This Item is not applicable to the securities to be registered hereby.

ITEM 8.  EXHIBITS


Exhibit No.      Description

4.1              Value Health, Inc. Retirement Savings Plan.

4.2 Certificate of Incorporation, including amendments thereto (filed as Exhibits 3.4 and 4.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993).

4.3 By-Laws of the Company (filed as Exhibit 3 (ii) to the Company's Current Report on Form 8-K dated February 9, 1994).

23.1             Consent of Deloitte & Touche LLP

23.2             Consent of Coopers & Lybrand LLP

23.3             Consent of KPMG Peat Marwick LLP

24               Power of Attorney (See signature page).

Neither an opinion of counsel concerning compliance with ERISA nor an Internal Revenue Service ("IRS") determination letter is required because the Company has submitted the Plan to the IRS in a timely manner and has made all changes required by the IRS to qualify the Plan.

ITEM 9.  UNDERTAKINGS

A.   Undertaking to Update Annually

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

        (ii) To reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraph (A)(1)(i) and (A)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Undertaking With Respect to Incorporating Subsequent Exchange Act Documents By Reference

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and each filing of the Plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Undertaking With Respect to Indemnification of Directors, Officers or Controlling Persons.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Avon, State of Connecticut, on August 22, 1996.

                                 VALUE HEALTH, INC.

                                  By: /s/ Robert E. Patricelli
                                      Name: Robert E. Patricelli
                                      Title:  Chairman of the Board, President
				              and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes Steven J. Schulman and David M. Wurzer and each of them singly, such person's true and lawful attorneys, with full power to them and each of them to sign for such person and in such person's name and capacity indicated below any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorneys to any and all amendments.

|Signature                                        |Title                                       |Date                             |
|/s/ Robert E. Patricelli                         |Chairman of the Board, President and        |August 22, 1996                  |
|Robert E. Patricelli                             |Chief Executive Officer                     |                                 |
|                                                 |(Principal Executive Officer)               |                                 |
|                                                 |                                            |                                 |
|/s/ Steven J. Shulman                            |Director and President, Pharmacy and        |August 22, 1996                  |
|Steven J. Shulman                                |Disease Management Group                    |                                 |
|                                                 |                                            |                                 |
|/s/ David M. Wurzer                              |Senior Vice President and Chief Financial   |August 22, 1996                  |
|David M. Wurzer                                  |Officer (Principal Financial and            |                                 |
|                                                 |Accounting Officer)                         |                                 |
|                                                 |Director                                    |August    , 1996                 |
|William J. McBride                               |                                            |                                 |
|                                                 |                                            |                                 |
|/s/ David J. McDonnell                           |Director                                    |August 22, 1996                  |
|David J. McDonnell                               |                                            |                                 |
|                                                 |Director                                    |August    , 1996                 |
|Walter J. McNerney                               |                                            |                                 |
|                                                 |                                            |                                 |
|/s/ Rodman W. Moorhead, III                      |Director                                    |August 22, 1996                  |
|Rodman W. Moorhead, III                          |                                            |                                 |
|                                                 |                                            |                                 |
|                                                 |Director                                    |August 22, 1996                  |
|/s/ Constance B. Newman                          |                                            |                                 |
|Constance B. Newman                              |                                            |                                 |
|                                                 |                                            |                                 |
|/s/ John L. Vogelstein                           |Director                                    |August 22, 1996                  |
|John L. Vogelstein                               |                                            |                                 |
|                                                 |Director                                    |August   , 1996                  |
|Hicks B. Waldron                                 |                                            |                                 |

(A majority of the Board of Directors)


     Pursuant to the requirements of the Securities Act of 1933, the trustees have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Avon, State of
Connecticut on   August 22, 1996.



                                 VALUE HEALTH, INC. RETIREMENT SAVINGS PLAN



                                 By /s/ David M. Wurzer

                                    Name: David M. Wurzer
                                    Title:   Co-Trustee

                                               EXHIBIT INDEX

Exhibit No.    Description                                                Page

4.1            Value Health, Inc. Retirement Savings Plan.

4.2            Certificate of Incorporation, including amendments thereto
               (filed as Exhibits 3.4 and 4.1 to the Company's Annual
	       Report on Form 10-K for the fiscal year ended December 31, 1993).
4.3            By-Laws of the Company (filed as Exhibit 3(ii) to the
	       Company's Current Report on Form 8-K dated February 9, 1994).

23.1           Consent of Deloitte & Touche LLP.

23.2           Consent of Coopers & Lybrand LLP.

23.3           Consent of KPMG Peat Marwick LLP.

24             Power of Attorney (See signature page).